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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                    May 21, 1998
                                    ------------
                  Date of Report (Date of Earliest Event Reported)


                                  WESTERN BANCORP
                                  ---------------
               (Exact Name of Registrant As Specified In Its Charter)


                                     CALIFORNIA
                                     ----------
                   (State or Other Jurisdiction of Incorporation)


                      0-13551                          95-3863296
                      -------                          ----------
             (Commission File Number)      (IRS Employer Identification No.)


                           4100 Newport Place, Suite 900
                          Newport Beach, California 92660
                          -------------------------------
                 (Address of Principal Executive Offices)(Zip Code)

                                   (949) 863-2300
                                   --------------
                (Registrant's Telephone Number, including Area Code)

                                   NOT APPLICABLE
                                   --------------
           (Former Name or Former Address, If Changed Since Last Report)


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Item 5.  Other Events.

     On May 21, 1998, Western Bancorp ("Western") announced the declaration of a quarterly dividend of $0.15 per common share payable on June 26, 1998 to holders of common stock, no par value, of Western of record on June 5, 1998. A copy of the press release issued by Western in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

Item 7.  Financial Statements and Exhibits.

      (c) Exhibits.

      The following exhibit is filed with this Current Report on Form 8-K:

Exhibit
Number                   Description

99.1  Press Release of Western Bancorp, dated May 21, 1998.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  June 11, 1998

                              WESTERN BANCORP


                              By:  /s/ Arnold C. Hahn
                                   ------------------
                                   Name:     Arnold C. Hahn
                                   Title:    Executive Vice President and
                                             Chief Financial Officer


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                                   EXHIBIT INDEX



Exhibit
Number                   Description

Press Release of Western Bancorp, dated May 21, 1998.


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